Income Taxes - Federal income tax rate (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Taxes
Expected tax provision (benefit) at U.S. federal statutory rate	$ (1,902,004)	$ (2,245,696)
State income taxes, net of federal benefit	1,560	158,006
Foreign tax rate differential	(475,504)	(84,937)
Change in valuation allowance	2,096,141	2,425,226
Prior year deferred tax adjustments	(1,083)	(133,421)
Other	$ 280,890	$ (119,178)